UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2004

TRUE RELIGION APPAREL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-72802
(Commission File Number)

98-0352633
(IRS Employer Identification No.)

1525 Rio Vista Avenue, Los Angeles, CA 90023
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 323-266-3072

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 5, 2004 we issued a news release announcing our sales for the quarter ended September 30, 2004 and additional sales made at a recent tradeshow in New York.

Item 9.01. Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on October 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE RELIGION APPAREL, INC.

/s/ Charles Lesser
Charles Lesser, CFO

Date: October 5, 2004